BBH Trust

Intermediate Municipal Bond Fund
class n shares (“BBINX”)
Class I shares (“BBIIX”)

SUPPLEMENT DATED DECEMBER 23, 2014
TO THE STATEMENT OF ADDITIONAL INFORMATION
DATED APRIL 1, 2014

The following information supplements and, to the extent inconsistent therewith, supersedes, certain information in the respective Statement of Additional Information (“SAI”). Defined terms not otherwise defined in this supplement have the same meaning as set forth in the SAI.

Effective immediately, the Management Information Table within the “Management” section of the SAI on page 27 is hereby revised by adding the following biographical entry for Mr. Tesoro after Mr. Collins’ entry:

John M. Tesoro Birth Date: May 23, 1952	Trustee	Since 2014	Partner, Certified Public Accountant, KPMG LLP (Retired 2012)	6	Director, Bridge Builder Trust (1 Fund) Director, Teton Advisors, Inc. (a registered investment adviser)

Effective immediately, the following is added as the last paragraph of “Individual Trustee Qualifications” within the “Board of Trustees” section on page 32 of the SAI:

The Board has concluded that Mr. Tesoro should serve as a Trustee of the Fund because of the business, financial and accounting experience he gained as a partner and certified public accountant at a registered public accounting firm.

Effective immediately, the following is added as the first paragraph of the “Purchases and Redemptions” section on page 41 of the SAI:

Shares of the Fund have not been registered for sale outside the U.S. The Fund generally does not sell shares to investors residing outside the U.S., even if they are U.S. citizens or lawful permanent residents, except to investors with U.S. military APO or FPO addresses.

Effective December 31, 2014, in order to reflect his retirement on that date, the Management Information Table within the “Management” section of the SAI as supplemented herein is further revised by deleting the information provided for Mr. David P. Feldman.

Effective December 31, 2014, in order to reflect his retirement on that date, the “Individual Trustee Qualifications” section, on page 31 of the SAI, is revised by deleting the information provided for Mr. David P. Feldman.

Effective December 31, 2014, the second paragraph within the “Trustee Committees” section of the SAI on page 32 is deleted and replaced with the following paragraph:

The Trustees (except Ms. Livingston and Mr. Gehret) serve on a Valuation Committee for the Fund that meets on an as-needed basis (and in any event not less frequently than monthly) to determine the “fair value” of any security for which market quotations are not readily available.  The Valuation Committee met 12 times during the fiscal year ended October 31, 2013.

Effective December 31, 2014, the Trustee Equity Ownership Table on page 32 of the SAI is hereby deleted and replaced in its entirety with the following:

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in BBH Trust
H. Whitney Wagner	None	Over $100,000
David P. Feldman*	None	None
Andrew S. Frazier	None	Over $100,000
Mark M. Collins	None	Over $100,000
John M. Tesoro	None	None
Susan C. Livingston	None	None
John A. Gehret	None	Over $100,000

*           Mr. Feldman retired from the Board, effective December 31, 2014.

Effective December 31, 2014, the Trustee Compensation Table on page 33 of the SAI is hereby deleted and replaced it its entirety with the following:

Name of Person, Position	Aggregate Compensation from the Trust +	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from Fund Complex paid to Trustee +
Joseph V. Shields, Jr.,* Independent Trustee	$ 75,000	None	None	$ 75,000
David P. Feldman, ** Independent Trustee	$ 62,500	None	None	$ 62,500
Arthur D. Miltenberger,*** Independent Trustee	$ 72,500	None	None	$ 72,500
H. Whitney Wagner, Independent Trustee	$ 62,500	None	None	$ 62,500
Andrew S. Frazier, Independent Trustee	$ 62,500	None	None	$ 62,500
Mark M. Collins, Independent Trustee	$ 62,500	None	None	$ 62,500
John M. Tesoro Independent Trustee	None	None	None	None
Susan C. Livingston, Interested Trustee	None	None	None	None
John A. Gehret, Interested Trustee	None	None	None	None

+	The Fund Complex consists of the Trust, which currently consists of six series.
* ** ***	Mr. Shields retired from the Board, effective January 6, 2014. Mr. Feldman retired from the Board, effective December 31, 2014. Mr. Miltenberger retired from the Board, effective December 31, 2013.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.